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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                     --------------------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) November 10,1999
                    ----------------------------------------

                                KMART CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)

         1-327                                           38-0729500
(Commission File Number)                   (I.R.S. Employer Identification No.)

3100 WEST BIG BEAVER ROAD, TROY MICHIGAN                         48084
(Address of Principal Executive Offices)                       (Zip Code)

                                 (248) 643-1000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

1. On November 10, 1999, Kmart Corporation issued a press release announcing earnings for the third quarter 1999; attached hereto as Exhibit 99.1.

2. In accordance with Section 305(b) of the Trust Indenture Act of 1939 and the rules under this act, the Registrant is filing herewith the Statement of Eligibility and Qualification on Form T-1 of the Bank of New York to act as trustee under the senior debt securities indenture in connection with the Registrant's Registration Statement on Form S-3 (Registration No. 333-74665); attached hereto as Exhibit 99.2.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                KMART CORPORATION
                                                (Registrant)



                                                By:     /s/ Nancie W. LaDuke
                                                ----------------------------
                                                        Nancie W. LaDuke
                                                        Vice President and
                                                        Secretary


Date:  December 3, 1999



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                                Exhibit Index



    Exhibit Number                                       Description
 -------------------                                  -------------------
        99.1                                             Press Release
        99.2                                                 T - 1